Exhibit 99.3

UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in the Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2025. Unless the context otherwise requires, the “Company” refers to Synergy Empire Limited (“SHMY”) and its subsidiary, Meluha Therapeutics Berhad (“Meluha”) after the Closing.

The following unaudited pro forma condensed combined financial statements of SHMY present the combination of the financial information of SHMY and Meluha adjusted to give effect to the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of December 31, 2024 combines the historical balance sheet of SHMY and the historical balance sheet of Meluha on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on December 31, 2024. The unaudited pro forma condensed combined statements of operations for the nine months ended December 31, 2024 combine the historical statements of operations of SHMY and Meluha for such periods on a pro forma basis as if the Business Combination and related transactions, summarized below, had been consummated on April 1, 2024, the beginning of the earliest period presented:

●	the merger of Meluha with and into SHMY, with Meluha surviving the merger as a wholly-owned subsidiary of SHMY; and

●	the issuance of 10,000,000 shares of Series A Preferred Stock (“Preferred Stock”), with par value of $0.0001 per share, at a purchase price of $0.2155 per share and an aggregate purchase price of $2,155,000 in exchange of 10,000,000 shares of common stock of Meluha from all the shareholders of Meluha, pursuant to the Acquisition and Stock Purchase Agreement. Each share of the Series A Preferred Stock possesses a voting right, which equals to each of SHMY’s common stock, with $0.0001 par value per share (“Common Stock”). The Preferred Stock are being sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give pro forma effect to events that are: (i) directly attributable to the Business Combination; (ii) factually supportable; and (iii) with respect to the statements of operations, expected to have a continuing impact on the Company’s results following the completion of the Business Combination.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed combined financial statements;

●	the (i) historical unaudited condensed combined financial statements of SHMY as of and for the nine months ended December 31, 2024 and (ii) historical audited financial statements of SHMY as of and for the year ended March 31, 2024 and the related notes, each of which is incorporated by reference;

●	the (i) historical unaudited condensed combined financial statements of Meluha as of and for the nine months ended December 31, 2024, which is attached as an exhibit to this filing and incorporated by reference and (ii) historical audited financial statements of Meluha as of and for the years ended March 31, 2024 and 2023 and the related notes, which is attached as an exhibit to this filing and incorporated by reference; and

●	other information relating to SHMY and Meluha including the Business Combination Agreement and the description of certain terms thereof set forth in the section entitled “The Business Combination.”

Notwithstanding the legal form of the Business Combination pursuant to the Business Combination Agreement, the Business Combination is accounted for as a reverse acquisition or reverse recapitalization in accordance with US GAAP. Under this method of accounting, SHMY is treated as the acquired company and Meluha is treated as the acquirer for financial statement reporting purposes. Meluha has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

●	Meluha’s existing shareholders have the majority voting interest in the combined entity with over 87% voting interest;

●	the largest minority voting shareholder of the combined entity is an existing shareholder of Meluha; and

●	following the completion of the acquisition, Meluha’s existing shareholders, (a) Ramesh A/L Saravanamuthu (beneficial owner of 3,359,438 shares of Preferred Stock) possesses 29.1% of the voting power of SHMY and (b) Abdul Jalil bin Jidon (beneficial owner of 3,188,437 shares of Preferred Stock) possesses 27.7% of the voting power of SHMY. These two shareholders have the ability to control decisions regarding election and removal of directors and officers of the combined entity’s executive board of directors.

The unaudited pro forma condensed combined financial statements have been prepared using the acquisition method of accounting pursuant to accounting guidance in Accounting Standards Codification 805, Business Combinations. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of SHMY following the completion of the Business Combination. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

SYNERGY EMPIRE LIMITED

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2024

(Currency expressed in United States Dollars (“US$”), except for number of shares or otherwise stated)

	As of December 31, 2024					As of December 31, 2024
	Synergy Empire Limited (Historical)	Meluha Therapeutics Berhad (Historical)	Pro Forma Adjustments			Pro Forma Combined
ASSETS
Current assets
Cash and cash equivalents	$-	$300,249		$-		$300,249
Accounts receivable, net	-	80,906		-		80,906
Prepayment, deposits and other receivables	1,795	310,946		-		312,741
Inventory, at cost	-	45,603		-		45,603
Tax assets	-	7,133		-		7,133
Total current assets	$1,795	$744,837	$			$746,632

Non-current Assets
Right-of-use assets, net	$-	$1,149,879		$-		$1,149,879
Property, plant and equipment, net	-	1,312,375		-		1,312,375
Total non-current assets	$-	$2,462,254		$-		$2,462,254

TOTAL ASSETS	$1,795	$3,207,091		$-		$3,208,886

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses and other payables	$20,622	$161,121		$-		$181,743
Accounts payable	-	21,763		-		21,763
Deferred revenue	-	133,394		-		133,394
Amount due to director	62,745	489,581		-		552,326
Amount due to related parties	289,026	241,672		-		530,698
Other payables	-	407,372		-		407,372
Hire purchase – current portion	-	18,952		-		18,952
Lease liability – current portion	-	61,251		-		61,251
Total current liabilities	$372,393	$1,535,106		$-		$1,907,499

Non-current liabilities
Lease liability – non-current portion	$-	$1,088,628		$-		$1,088,628
Deferred tax liabilities	-	73,667		-		73,667
Total non-current liabilities	$-	$1,162,295		$-		$1,162,295

TOTAL LIABILITIES	$372,393	$2,697,401		$-		$3,069,794

STOCKHOLDERS’ (DEFICIT) EQUITY
Preferred stock – Par value $0.0001; Authorized: 20,000,000; Issued and outstanding: 10,000,000 shares as of December 31, 2024	$1,000	$-		$-		$1,000
Common stock – Par value $0.0001; Authorized: 50,000,000; Issued and outstanding: 1,525,000 shares as of December 31, 2024	153	3,241,314		(3,241,314	)(1)	153
Additional paid-in capital	-	-		2,869,563	(4)	2,869,563
Preferred stock – Additional paid-in capital	2,154,000	-		(2,154,000	)(2)	-
Common stock – Additional paid-in capital	651,847	-		3,241,314	(1)	-
				(1000	)(2)
				(1,022,598	)(3)
				(2,869,563	)(4)
Subscription receivable	(2,155,000)	-		2,155,000	(2)	-
Accumulated other comprehensive loss	-	(814,443)		-		(814,443)
Accumulated deficit	(1,022,598)	(1,917,181)		1,022,598	(3)	(1,917,181)

TOTAL STOCKHOLDERS’ (DEFICIT) EQUITY	$(370,598)	$509,690		$-		$139,092

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,795	$3,207,091		$-		$3,208,886

See accompanying notes to pro forma condensed combined financial statements.

SYNERGY EMPIRE LIMITED

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED DECEMBER 31, 2024

(Currency expressed in United States Dollars (“US$”), except for number of shares or otherwise stated)

	Nine Months Ended December 31, 2024			Nine Months Ended December 31, 2024
	Synergy Empire Limited (Historical)	Meluha Therapeutics Berhad (Historical)	Pro Forma Adjustments	Pro Forma Combined

REVENUE	$15,000	$1,253,160	$-	$1,268,160

COST OF REVENUE	-	(242,804)	-	(242,804)

GROSS PROFIT	$15,000	$1,010,356	$-	$1,025,356

OPERATING EXPENSES
GENERAL AND ADMINISTRATIVE EXPENSES	(78,719)	(796,294)	-	(875,013)

(LOSS) / INCOME FROM OPERATION BEFORE INCOME TAX	(63,719)	214,062	-	150,343

OTHER INCOME, NET	-	5,379	-	5,379
INTEREST INCOME	-	2,193		2,193
FINANCE COST	-	(2,773)		(2,773)

(LOSS) / INCOME BEFORE INCOME TAX	$(63,719)	$218,861	$-	$155,142

INCOME TAX EXPENSES	-	(25,297)	-	(25,297)

NET (LOSS) / INCOME	$(63,719)	$193,564	$-	$129,845

OTHER COMPREHENSIVE INCOME
FOREIGN CURRENCY TRANSLATION INCOME	-	18,298	-	18,298

TOTAL COMPREHENSIVE (LOSS) / INCOME	$(63,719)	$211,862	$-	$148,143

NET (LOSS)/ INCOME PER SHARE, BASIC AND DILUTED	$(0.0432)	$0.0194	$0.1119	$0.0881

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	1,474,091	10,000,000	(10,000,000)	1,474,091

See accompanying notes to pro forma condensed combined financial statements.

SYNERGY EMPIRE LIMITED

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

FOR NINE MONTHS ENDED DECEMBER 31, 2024

(Currency expressed in United States Dollars (“US$”), except for number of shares or otherwise stated)

Note 1 – Acquisition Agreement with Meluha Therapeutics Berhad

On July 29, 2024, Synergy Empire Limited (“we”, “us”, “SHMY” or the “Company”), executed an Acquisition and Stock Purchase Agreement (the “Agreement”) with Meluha Therapeutics Berhad (“Meluha”), a limited company incorporated under the laws of Malaysia, and the shareholders of Meluha.

Pursuant to the Agreement, the Company agreed to purchase 10,000,000 shares of Meluha Therapeutics Berhad (the “Meluha Shares”), representing all of the issued and outstanding shares of common stock of Meluha, which were held by all the shareholders of Meluha. As a consideration, we agreed to issue to the shareholders of Meluha, 10,000,000 shares of our series A preferred stock with par value of $0.0001 per share (“Preferred Stock”), at a value of $0.2155 per share, for an aggregate value of $2,155,000. Each share of the series A Preferred Stock possesses a voting right, which equals to each of the Company’s common stock, with $0.0001 par value per share (“Common Stock”). On March 28, 2025, the Company consummated the acquisition of Meluha Therapeutics Berhad.

Note 2 – Basis of Presentation

The Business Combination is accounted for as a reverse acquisition or reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with US GAAP. Under this method of accounting, SHMY is treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination is treated as the equivalent of Meluha issuing stock for the net assets of SHMY, accompanied by a recapitalization. The net assets of SHMY are stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined balance sheet as of December 31, 2024 gives pro forma effect to the Business Combination as if it had been consummated on December 31, 2024. The unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2024 give pro forma effect to the Business Combination as if it had been consummated on April 1, 2024.

The unaudited pro forma condensed combined balance sheet as of December 31, 2024 has been prepared using, and should be read in conjunction with, the following:

●	SHMY’s unaudited balance sheet as of December 31, 2024 and the related notes, which is incorporated by reference;

●	Meluha’s unaudited balance sheet as of December 31, 2024 and the related notes, which is attached as an exhibit to this filing and incorporated by reference; and

●	Meluha’s audited balance sheet as of March 31, 2024 and 2023, and the related notes, which is attached as an exhibit to this filing and incorporated by reference.

The unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2024 has been prepared using, and should be read in conjunction with, the following:

●	SHMY’s unaudited statement of operations for the nine months ended December 31, 2024 and the related notes, which is incorporated by reference; and

●	Meluha’s unaudited statement of operations for the nine months ended December 31, 2024 and the related notes, which is attached as an exhibit to this filing and incorporated by reference.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

Note 3 – Pro Forma Adjustments

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the post-combination company. SHMY and Meluha have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of December 31, 2024 are as follows:

(1)	Reclassification of share capital from common stocks of Meluha amounted $3,241,314 to additional paid-in capital (“APIC”) of common stocks of SHMY;
(2)	Elimination of SHMY additional paid-in capital and subscription receivable related to preferred stock, amounted to $2,154,000 and $2,155,000 respectively, with the remaining $1,000 in APIC of preferred stock representing shares issued but not yet settled and allocated to APIC of common stock for the pro-forma;
(3)	Elimination of SHMY’s accumulated deficit of $1,022,598 against APIC, as a result of Meluha being identified as the accounting acquirer in the Business Combination.
(4)	Elimination of common stock - additional paid-in capital to additional paid-in capital.

Details of the transactions are as following:

Common stock recognition at par value of $0.0001 per share	$3,241,467
Elimination of subsidiary common stock upon combination (1)	(3,241,314)
Pro-forma adjustment on common stock	$153

Common stock - additional paid-in capital	$651,847
Elimination of subsidiary’s common stock upon combination (1)	3,241,314
Elimination of subscription receivable from preferred stock (2)	(1,000)
Reversal of Accumulated deficit of the Company (3)	(1,022,598)
Elimination common stock - additional paid-in capital (4)	(2,869,563)
Pro-forma adjustment on common stock - additional paid in capital	$-

Preferred stock - additional paid-in capital	$2,154,000
Elimination of subscription receivable from preferred stock (2)	(2,154,000)
Pro-forma adjustment on preferred stock - additional paid-in capital	$-

Additional paid-in capital	$-
Elimination common stock - additional paid-in capital (4)	2,869,563
Pro-forma adjustment on additional paid-in capital	$2,869,563

Subscription receivable from preferred stock	$(2,155,000)
Elimination of subscription receivable from preferred stock	2,155,000
Pro-forma adjustment on subscription receivable from preferred stock (2)	$-

Accumulated deficit of SHMY before combination	$(1,022,598)
Accumulated deficit of Meluha upon combination	(1,917,181)
Elimination of SHMY accumulated deficit upon combination (3)	1,022,598
Pro-forma adjustment on accumulated deficit	$(1,917,181)